Filed pursuant to Rule 497(e).
                                             File Nos. 33-46479 and 811-06602.


Supplement Dated October 6, 2005 to the
Prospectus dated November 1, 2004



                       THE PREFERRED GROUP OF MUTUAL FUNDS

                                 1-800-662-4769
                                 P.O. Box 8320
                             Boston, MA 02266-8320
                             www.PreferredGroup.com

Pacific Financial Research, Inc. ("PFR"), subadviser to a portion of the Preferred Value Fund (the "Fund"), has announced its intention to reorganize with an affiliated company, Barrow, Hanley, Mewhinney & Strauss, Inc., on or about January 1, 2006. The reorganization is part of a succession planning process to address the recent decision by James H. Gipson, Michael C. Sandler and Bruce G. Veaco to leave PFR on December 31, 2005. Messrs. Gipson, Sandler and Veaco are three of the six principals of PFR and each is a member of the team of investment professionals responsible for managing PFR's portion of the Fund. As a result of this restructuring, the subadviser agreement between Caterpillar Investment Management Ltd. and PFR is expected to terminate.

Messrs. Gipson, Sandler and Veaco intend to continue their current roles on the team managing PFR's portion of the Fund through year end. The Board of Trustees of The Preferred Group of Mutual Funds is exploring alternatives with respect to the portfolio management of PFR's portion of the Fund.


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